UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    May 9, 2006

CISCO SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-18225	77-0059951
(Commission File Number)	(IRS Employer Identification No.)

170 West Tasman Drive, San Jose, California	95134-1706
(Address of principal executive offices)	(Zip Code)

(408) 526-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On May 9, 2006, Cisco Systems, Inc. (the “Registrant”) reported its results of operations for its fiscal third quarter ended April 29, 2006. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

The attached press release includes non-GAAP net income, non-GAAP net income per share data, non-GAAP shares used in net income per share calculation, non-GAAP inventory turns and other non-GAAP line items from the Non-GAAP Consolidated Statements of Operations, including cost of sales, gross margin, operating expenses (including research and development, sales and marketing, and general and administrative expenses), operating income, other income, net, interest and other income, net, income before provision for income taxes, and provision for income taxes.

These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures and the Non-GAAP Consolidated Statements of Operations are not based on any comprehensive set of accounting rules or principles. The Registrant believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Registrant’s results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate the Registrant’s results of operations in conjunction with the corresponding GAAP measures.

The Registrant believes that the presentation of non-GAAP net income, non-GAAP net income per share data and non-GAAP shares used in net income per share calculation, when shown in conjunction with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to its financial condition and results of operations. In addition, the Registrant believes that the presentation of non-GAAP inventory turns provides useful information to investors and management regarding financial and business trends relating to inventory management based on the operating activities of the period presented.

For its internal budgeting process, the Registrant’s management uses financial statements that do not include stock-based compensation expense related to employee stock options and employee stock purchases, impact to cost of sales from purchase accounting adjustments to inventory, payroll tax on stock option exercises, compensation expense related to acquisitions and investments, in-process research and development, amortization of purchased intangible assets, (gain) loss on publicly traded equity securities and the income tax effects of the foregoing. The Registrant’s management also uses the foregoing non-GAAP measures, in addition to the corresponding GAAP measures, in reviewing the financial results of the Registrant.

As described above, the Registrant excludes the following items from one or more of its non-GAAP measures:

Stock-based compensation related to employee stock options and employee stock purchases. These expenses consist of expenses for employee stock options and employee stock purchases under SFAS123(R). The Registrant excludes stock-based compensation expenses from its non-GAAP measures primarily because they are non-cash expenses that the Registrant does not believe are reflective of ongoing operating results. Further, as the Registrant applies SFAS 123(R), it believes that it is useful to investors to understand the impact of the application of SFAS 123(R) to its results of operations.

Impact to cost of sales from purchase accounting adjustments to inventory. This represents the amount of increase in inventory valuation resulting from the fair value adjustments required under purchase accounting for business combinations. These amounts arise from the Registrant’s prior acquisitions and have no direct correlation to the operation of the Registrant’s business.

Payroll tax on stock option exercises. This amount is dependent on the Registrant’s stock price and the timing and exercise by employees of their stock options, over which management has virtually no control, and as such do not correlate to the Registrant’s operation of the business.

Compensation expense related to acquisitions and investments. This amount arises from the Registrant’s prior acquisitions and has no direct correlation to the operation of the Registrant’s business.

In-process research and development. The Registrant incurs in-process research and development expenses when technological feasibility for acquired technology has not been established and no future alternative use for such technology exists. These amounts arise from the Registrant’s prior acquisitions and have no direct correlation to the operation of the Registrant’s business.

Amortization of purchased intangible assets. The Registrant incurs amortization of purchased intangible assets in connection with acquisitions and investments. The Registrant excludes these items because these expenses are not reflective of ongoing operating results in the period incurred. These amounts arise from the Registrant’s prior acquisitions and have no direct correlation to the operation of the Registrant’s business.

(Gain) loss on publicly traded equity securities. The Registrant does not actively trade public equity securities nor does it plan on these securities positions for funding of ongoing operations. The Registrant excludes (gain) loss on publicly traded equity securities because this item is unrelated to the Registrant’s ongoing business and operating results.

Income tax effects of the foregoing. This amount is used to present each of the amounts described above on an after-tax basis consistent with the presentation of non-GAAP net income.

The Registrant will incur stock-based compensation expense related to employee stock options and employee stock purchases, payroll tax on stock option exercises, amortization of purchased intangible assets and compensation expense related to acquisitions and investments in future periods. Impact to cost of sales from purchase accounting adjustments to inventory, in-process research and development expenses, and (gain) loss on publicly traded equity securities are each a function of underlying transactions, and the Registrant expects to engage in transactions of this nature in future periods.

The Registrant further believes that where the adjustments used in calculating non-GAAP net income and non-GAAP net income per share are based on specific, identified amounts that impact different line items in the Consolidated Statements of Operations (including cost of sales, gross margin, operating expenses (including research and development, sales and marketing, and general and administrative expenses), operating income, other income, net, interest and other income, net, income before provision for income taxes, and provision for income taxes) that it is useful to investors to understand how these specific line items in the Consolidated Statements of Operations are affected by these adjustments for the following reasons:

Cost of sales (product, service, and total) and gross margin. Excluding stock-based compensation expense related to employee stock options and employee stock purchases from cost of sales and gross margin calculations assists investors in evaluating period-over-period changes without giving effect to these charges which are non-cash in nature. Excluding impact to cost of sales from purchase accounting adjustments to inventory and amortization of purchased intangible assets assists investors in evaluating period-over-period changes without giving effect to these charges which are a function of current and prior period acquisition transactions rather than the underlying operating activities of the period presented.

Operating expenses (including research and development, sales and marketing, and general and administrative expenses). Excluding stock-based compensation expense related to employee stock options and employee stock purchases assists investors in evaluating period-over-period changes in each line item of operating expenses without giving effect to these charges which are non-cash in nature. Excluding payroll tax on stock option exercises assists investors in understanding changes in each line of operating expenses based on the Registrant’s operation of the business as management has virtually no control over these payroll tax expenses. Excluding compensation expense related to acquisitions and investments, in-process research and development expenses, and amortization of purchased intangible assets from total operating expenses assists investors in evaluating period-over-period changes to the affected line items in the Consolidated Statement of Operations without giving effect to these charges which are a function of current and prior period acquisition transactions rather than the underlying operating activities of the period presented.

Operating income. Excluding stock-based compensation expense related to employee stock options and employee stock purchases from the calculation of operating income assists investors in evaluating period-over-period changes without giving effect to these charges which are non-cash in nature. Excluding payroll tax on stock option exercises assists investors in understanding changes based on the Registrant’s operation of the business as management has virtually no control over these payroll tax expenses. Excluding impact to cost of sales from purchase accounting adjustments to inventory, compensation expense related to acquisitions and investments, in-process research and development expenses, and amortization of purchased intangible assets assists investors in evaluating period-over-period changes to the Registrant’s operating income without giving effect to these charges which are a function of current and prior period acquisition transactions rather than the underlying operating activities of the period presented.

Other income, net, and interest and other income, net. Excluding (gain) loss on publicly traded equity securities assists investors in evaluating changes in these measures without giving effect to transactions in publicly traded equity securities which do not relate to the funding of the Registrant’s ongoing operations.

Income before provision for income taxes. Excluding stock-based compensation expense related to employee stock options and employee stock purchases from the calculation of income before provision for income taxes assists investors in evaluating period-over-period changes without giving effect to these charges which are non-cash in nature. Excluding payroll tax on stock option exercises assists investors in understanding changes based on the Registrant’s operation of the business as management has virtually no control over these payroll tax expenses. Excluding impact to cost of sales from purchase accounting adjustments to inventory, compensation expense related to acquisitions and investments, in-process research and development expenses, and amortization of purchased intangible assets assists investors in evaluating period-over-period changes to the Registrant’s results of operations without giving effect to these charges which are a function of current and prior period acquisition transactions rather than the underlying operating activities of the period presented. Excluding (gain) loss on publicly traded equity securities assists investors in evaluating period-over-period changes to the Registrant’s operating results without giving effect to transactions in publicly traded equity securities which do not relate to the funding of the Registrant’s ongoing operations.

Provision for income taxes. Excluding the income tax effect of the non-GAAP pre-tax adjustments from provision for income taxes assists investors in understanding the tax provision associated with those adjustments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISCO SYSTEMS, INC.

Dated: May 9, 2006	By:	/S/ BETSY RAFAEL
Name: Betsy Rafael Title: Vice President, Corporate Controller and PrincipalAccounting Officer

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press Release of Registrant, dated May 9, 2006, reporting the results of operations for the Registrant’s fiscal third quarter ended April 29, 2006.